--------------------------------------------------------------------------------
Oppenheimer
New York
Municipal Fund


ANNUAL
REPORT

September 30, 2002
--------------------------------------------------------------------------------


Fund Highlights

Performance Update

Investment Strategy Discussion

Listing of Individual Investments



"Against a backdrop of falling interest rates and extreme market volatility, the Fund delivered a positive total return for the fiscal year ended September 30, 2002, and increased its already high dividend by about 4%."

[LOGO]
OppenheimerFunds(R)
The Right Way to Invest

REPORT HIGHLIGHTS


CONTENTS

 1  Letter to Shareholders

 3  An Interview with Your Fund's Manager

 6  Fund Performance

10  Financial Statements

29  Independent Auditors' Report

30  Federal Income Tax Information

32  Trustees and Officers

36  Privacy Policy Notice


Fund Objective
Oppenheimer New York Municipal Fund seeks the maximum current income exempt from federal, New York State and New York City income taxes for individual investors consistent with the preservation of capital.

Fund Highlight
The municipal portfolio management team led by Ron Fielding at OppenheimerFunds' Rochester Division assumed day-to-day operations of the Fund on July 1, 2002.


Average Annual Total Returns*
          For the 1-Year Period
          Ended 9/30/02

          Without      With
          Sales Chg.   Sales Chg.
------------------------------------
Class A   6.11%        1.07%
------------------------------------
Class B   5.22         0.22
------------------------------------
Class C   5.22         4.22


Standardized Yields(1)
For the 30 Days Ended 9/30/02
------------------------------------
Class A                4.69%
------------------------------------
Class B                4.17
------------------------------------
Class C                4.16


Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 9 for further details.

1. Standardized yield is based on net investment income for the 30-day period ended September 30, 2002. Falling share prices will tend to artificially raise yields.

LETTER TO SHAREHOLDERS


Dear Shareholder,

As we near the end of 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. When it comes to investing, words like trust, experience and consistency have never been more meaningful.
   Recently, accounting scandals and an overall lack of investor confidence in corporate America have weakened the stock market and caused the prices of many individual securities to drop sharply during the period. On the other hand, the overall bond market has provided some positive returns and stability, helping to provide investors with a safe haven from the equity markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to invest their money.
   Despite the continued challenges, there are signs of a moderate recovery in the U.S. economy. Rooted in a combination of low inflation and little pressure on the Federal Reserve Board to raise interest rates, business conditions are slowly improving, and we believe the prospects for long-term investors look bright. With that said, we expect the economy and markets to return to historical levels and not the exaggerated growth levels that typified the late 1990s and early 2000s.
   Now more than ever, investors can see on two levels the fundamental advantage of mutual funds: diversification. Investors can diversify their portfolios by investing among several types of funds to reduce short-term risks. The right asset allocation among equity and fixed-income funds can help cushion an investor's portfolio from tough market conditions. Secondly, mutual funds, while certainly not immune to volatility and declines in either the equity or fixed-income markets, offer clear-cut advantages over direct ownership of individual

[PHOTO OF JOHN V. MURPHY]
John V. Murphy
President
Oppenheimer
New York Municipal Fund

1|     OPPENHEIMER NEW YORK MUNICIPAL FUND

LETTER TO SHAREHOLDERS

securities. Because fund portfolios often contain a number of different investments, one security's poor performance usually does not have a dramatic effect on the fund as a whole.
   Your financial advisor is also an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.
   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds THE RIGHT WAY TO INVEST.

Sincerely,
/s/John V. Murphy
-----------------
John V. Murphy
October 21, 2002


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your fund is contained in the pages that follow.



2|     OPPENHEIMER NEW YORK MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


Q How Did Oppenheimer New York Municipal Fund perform during the twelve months that ended September 30, 2002?
A. We're pleased to report that, despite sharply declining interest rates, Oppenheimer New York Municipal Fund's Class A shares increased its already high dividend by roughly 4% during this fiscal year. Also, even in the face of a weak economy and tumultuous markets, it delivered a positive total return. We were disappointed, however, that total return fell below the average for its peer group of state-specific tax-free bond funds.(2)

What else happened to the Fund during this period?
The municipal portfolios management group at OppenheimerFunds' Rochester Division assumed day-to-day responsibility for the portfolio, effective July 1, 2002. Individually and as a group, our team of five credit analysts and four portfolio and trading professionals has extensive experience in building competitive municipal bond funds.

What accounts for the Fund's rising dividends during this period?
New York obviously bore the brunt of the attacks on September 11, 2001. That event--combined with a weakening U.S. economy, corporate accounting scandals, and the lingering malaise in the technology and telecommunications sectors--caused investors to increasingly favor investment-grade securities over lower-quality issues. Yields for non-investment grade (or high-yield) securities rose and remained at lofty levels. This upward march in yields boosted cash flow for the portfolio, which had 20% to 25% of assets invested in high-yield holdings until the final months of the period (August-September 2002).

What explains the below-average total return?
Bond prices and bond yields move in opposite directions. As yields on lower-rated bonds rose, their prices fell. In the


2. Source: Lipper, Inc. The one-year return for the period ended 9/30/02 for the average of the 101 funds in the Lipper NY Muni Debt Fund category was 8.42%. Past performance is no guarantee of future results.


Portfolio Manager
Ronald Fielding




3|      OPPENHEIMER NEW YORK MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------


end, the largest single detractor from Fund performance was a non-investment grade, energy-related holding, a bond backed by revenues from a facility that converts waste into electricity. Price declines for several airline-related issues also hurt performance.

Why were there fewer high-yield bonds in the portfolio at the end of the period? Our team uses other strategies to capture above-average yields while limiting volatility. Specifically, we construct widely diversified portfolios with dozens, if not 100 or more, securities, and we prefer to use smaller issues and other securities that most investors overlook.
   Over the course of 15 years focusing exclusively on municipal markets, we've developed extensive credit research and analysis capabilities that allow us to measure the risks of lesser-known bonds. That, in turn, makes it possible to create portfolios of many higher-yielding, but primarily high-quality securities that most individual investors wouldn't want to own. For instance, we frequently invest in callable bonds (redeemable by the issuer before the scheduled maturity, under specific conditions and at a stated price). The call risk is offset by the unusually high level of diversification--a very wide variety of issuers, coupons, and maturities.

What advantage is there to using callable bonds?
Callable bonds add to the Fund's yield, yet their prices barely fluctuate when interest rates move. In short, they can be a low-volatility way to boost current cash flow. The challenge is to select callable bonds that are not likely to be called. Once again, our experience and credit-analysis resources help us determine which bonds are most likely to fit this bill. We pay a premium to buy callable bonds, but in return, may chalk up very attractive yields for years to come.

[SIDEBAR]
We believe that our tried and proven investment strategy will give the Fund the opportunity to maintain a strong dividend while reducing its overall risk level.

[PIE CHART]
Credit Allocation(3)

o AAA             24.0%
o AA              40.1
o A               10.2
o BBB              8.6
o BB               9.4
o Not Rated        7.7


3. Credit allocation data are as of 9/30/02, and are subject to change. Data are dollar-weighted based on total market value of investments. Securities rated by a rating organization other than Standard & Poor's Rating Group are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings given above have been assigned by the Manager as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.


4|        OPPENHEIMER NEW YORK MUNICIPAL FUND

So, what's ahead for the Fund?
We are working to eliminate from the portfolio most of the bonds that could trigger the alternative minimum tax (AMT) for investors. By calendar year-end, we plan to have fewer than 5% of assets invested in such securities.
   Toward that end, and to bring the Fund in line with our general approach, we have purchased several tobacco settlement bonds. Tobacco bonds have received little respect from investors, but we believe that that will change soon. Investors will likely realize that these are solid investment-grade investment opportunities and the supply will be increasingly limited. In fact, New York State is nearly through issuing tobacco bonds, and there are already signs of scarcity and firming prices.
   To keep the portfolio's yield on an even keel, we are adding inverse floaters as well. When interest rates decline, the yields on these securities rise, so they make a useful counterbalance to more traditional securities. Again, we use our credit resources and risk management tools to ensure that the risks are as fully offset as possible. Our goal is to make Oppenheimer New York Municipal Fund a consistently competitive portfolio as well as an important part of The Right Way To Invest.


Average Annual
Total Returns with
Sales Charge

For the Periods Ended 9/30/02(4)
Class A
1-Year      5-Year     10-Year
-----------------------------------
1.07%       4.23%      5.40%

Class B                Since
1-Year      5-Year     Inception
-----------------------------------
0.22%       4.10%      4.90%

Class C                Since
1-Year      5-Year     Inception
-----------------------------------
4.22%       4.44%      5.21%



Top Five Industries(5)
---------------------------------------------------------------
Tobacco                                                 17.5%
---------------------------------------------------------------
Highways/Railways                                       17.1
---------------------------------------------------------------
Higher Education                                        15.0
---------------------------------------------------------------
Electric Utilities                                       9.1
---------------------------------------------------------------
Paper, Containers & Packaging                            6.1


4. See Notes on page 9 for further details.
5. Portfolio's holdings and strategies are subject to change. Percentages are as of September 30, 2002, and are based on total market value of investments.



5|      OPPENHEIMER NEW YORK MUNICIPAL FUND

FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended September 30, 2002, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's Discussion of Performance. During the fiscal year that ended September 30, 2002, Oppenheimer New York Municipal Fund's total return, though positive, lagged the average total return for its peer group of mutual funds. Its dividend, however, remained highly competitive and rose by 4% in July 2002 for Class A shares. Interest rates fell sharply during the period, in response to a weak U.S. economy and the aftermath of the attacks on September 11, 2001. Investors turned to the relative safety of higher-quality securities, and hurt by the rapid drop in demand, prices for lower-quality (high-yield) issues fell while yields rose. Rising yields for lower-rated securities were the primary reason for the Fund's increased dividend, while falling prices for high-yield sectors led to the relative below-average total return. In July 2002, a new management team assumed responsibility for the portfolio, reducing its exposure to high-yield bonds and bonds that may trigger the alternative minimum tax for investors while increasing its overall diversification. The Fund's holdings, allocations and management are subject to change.

Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2002. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from inception of the class on March 1, 1993. In the case of Class C shares, performance is measured from inception of the class on August 29, 1995. The Fund's performance reflects the deduction of the 4.75% maximum initial sales charge on Class A shares, and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

   The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market.

   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.



6|      OPPENHEIMER NEW YORK MUNICIPAL FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]
                          Oppenheimer New York       Lehman Brothers
                        Municipal Fund (Class A)  Municipal Bond Index
 09/30/1992                     9,525                   10,000
 12/31/1992                     9,762                   10,182
 03/31/1993                    10,134                   10,560
 06/30/1993                    10,478                   10,906
 09/30/1993                    10,912                   11,274
 12/31/1993                    11,046                   11,433
 03/31/1994                    10,366                   10,805
 06/30/1994                    10,359                   10,924
 09/30/1994                    10,310                   10,999
 12/31/1994                    10,075                   10,842
 03/31/1995                    10,870                   11,608
 06/30/1995                    11,100                   11,888
 09/30/1995                    11,297                   12,229
 12/31/1995                    11,850                   12,734
 03/31/1996                    11,709                   12,581
 06/30/1996                    11,759                   12,677
 09/30/1996                    12,048                   12,968
 12/31/1996                    12,339                   13,298
 03/31/1997                    12,312                   13,266
 06/30/1997                    12,773                   13,723
 09/30/1997                    13,106                   14,137
 12/31/1997                    13,470                   14,521
 03/31/1998                    13,620                   14,688
 06/30/1998                    13,805                   14,911
 09/30/1998                    14,203                   15,369
 12/31/1998                    14,255                   15,461
 03/31/1999                    14,392                   15,598
 06/30/1999                    14,124                   15,323
 09/30/1999                    13,867                   15,262
 12/31/1999                    13,619                   15,143
 03/31/2000                    14,019                   15,586
 06/30/2000                    14,139                   15,822
 09/30/2000                    14,530                   16,204
 12/31/2000                    15,166                   16,913
 03/31/2001                    15,520                   17,288
 06/30/2001                    15,660                   17,401
 09/30/2001                    15,949                   17,889
 12/31/2001                    15,841                   17,780
 03/31/2002                    15,897                   17,947
 06/30/2002                    16,305                   18,604
 09/30/2002                    16,923                   19,487

Average Annual Total Returns of Class A Shares of the Fund at 9/30/02(1) 1-Year 1.07% 5-Year 4.23% 10-Year 5.40%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]
                             Oppenheimer New York     Lehman Brothers
                           Municipal Fund (Class B) Municipal Bond Index
 03/01/1993                         10,000              10,000
 03/31/1993                          9,920               9,894
 06/30/1993                         10,231              10,218
 09/30/1993                         10,624              10,564
 12/31/1993                         10,741              10,712
 03/31/1994                         10,052              10,124
 06/30/1994                         10,026              10,235
 09/30/1994                          9,967              10,306
 12/31/1994                          9,722              10,158
 03/31/1995                         10,460              10,876
 06/30/1995                         10,670              11,138
 09/30/1995                         10,839              11,458
 12/31/1995                         11,339              11,931
 03/31/1996                         11,184              11,788
 06/30/1996                         11,210              11,878
 09/30/1996                         11,464              12,150
 12/31/1996                         11,719              12,460
 03/31/1997                         11,672              12,430
 06/30/1997                         12,086              12,858
 09/30/1997                         12,378              13,246
 12/31/1997                         12,698              13,605
 03/31/1998                         12,825              13,762
 06/30/1998                         12,974              13,971
 09/30/1998                         13,322              14,400
 12/31/1998                         13,345              14,487
 03/31/1999                         13,446              14,615
 06/30/1999                         13,196              14,357
 09/30/1999                         12,955              14,300
 12/31/1999                         12,724              14,189
 03/31/2000                         13,097              14,603
 06/30/2000                         13,209              14,824
 09/30/2000                         13,575              15,183
 12/31/2000                         14,169              15,847
 03/31/2001                         14,500              16,198
 06/30/2001                         14,631              16,304
 09/30/2001                         14,901              16,761
 12/31/2001                         14,800              16,659
 03/31/2002                         14,852              16,816
 06/30/2002                         15,233              17,431
 09/30/2002                         15,811              18,259

Average Annual Total Returns of Class B Shares of the Fund At 9/30/02(1) 1-Year 0.22% 5-Year 4.10% Since Inception 4.90%


1. See Notes on page 9 for further details.




7|      OPPENHEIMER NEW YORK MUNICIPAL FUND

FUND PERFORMANCE
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]
                             Oppenheimer New York        Lehman Brothers
                            Municipal Fund (Class C)   Municipal Bond Index
 08/29/1995                         10,000                  10,000
 09/30/1995                         10,110                  10,063
 12/31/1995                         10,576                  10,479
 03/31/1996                         10,424                  10,353
 06/30/1996                         10,445                  10,432
 09/30/1996                         10,680                  10,671
 12/31/1996                         10,916                  10,943
 03/31/1997                         10,871                  10,917
 06/30/1997                         11,257                  11,293
 09/30/1997                         11,529                  11,633
 12/31/1997                         11,827                  11,949
 03/31/1998                         11,936                  12,086
 06/30/1998                         12,084                  12,270
 09/30/1998                         12,399                  12,647
 12/31/1998                         12,420                  12,723
 03/31/1999                         12,506                  12,836
 06/30/1999                         12,259                  12,609
 09/30/1999                         12,013                  12,559
 12/31/1999                         11,775                  12,461
 03/31/2000                         12,097                  12,825
 06/30/2000                         12,178                  13,019
 09/30/2000                         12,490                  13,334
 12/31/2000                         13,013                  13,917
 03/31/2001                         13,291                  14,226
 06/30/2001                         13,396                  14,319
 09/30/2001                         13,618                  14,721
 12/31/2001                         13,488                  14,631
 03/31/2002                         13,510                  14,769
 06/30/2002                         13,830                  15,309
 09/30/2002                         14,328                  16,036

Average Annual Total Returns of Class C Shares of the Fund at 9/30/02(1)
1-Year 4.22%   5-Year 4.44%  Since Inception 5.21%


The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 9/30/92 for Class A, 2/28/93 for Class B and 8/31/95 for Class C.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.



8|        OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares were first publicly offered on 8/16/84. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%, except where noted. The Fund's maximum sales charge for Class A shares was lower prior to 1/31/86, so an individual's account performance may have been higher for that period.

Class B shares of the Fund were first publicly offered on 3/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

9|      OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  September 30, 2002

   Principal                                                                           Market Value
      Amount                                           Coupon        Maturity            See Note 1
-----------------------------------------------------------------------------------------------------
 Municipal Bonds and Notes--104.0%
-----------------------------------------------------------------------------------------------------
 New York--91.2%
 $13,500,000  Albany IDA (Charitable Leadership)        5.750%     07/01/2026       $    13,597,740
-----------------------------------------------------------------------------------------------------
   1,620,000  East Rochester Hsg. Authority
              (North Park Nursing Home)                 5.200      10/20/2024             1,694,180
-----------------------------------------------------------------------------------------------------
      95,000  Erie County Tobacco Asset
              Securitization Corp.                      6.250      07/15/2040               101,983
-----------------------------------------------------------------------------------------------------
   7,455,000  L.I. Power Authority                      0.000      06/01/2021             3,186,416
-----------------------------------------------------------------------------------------------------
   4,500,000  L.I. Power Authority                      0.000      06/01/2020             2,037,510
-----------------------------------------------------------------------------------------------------
  10,000,000  L.I. Power Authority                      0.000      06/01/2022             3,998,600
-----------------------------------------------------------------------------------------------------
   4,395,000  L.I. Power Authority, Series A            5.125      09/01/2029             4,489,492
-----------------------------------------------------------------------------------------------------
   1,800,000  Monroe County IDA
              (Depaul Community Facilities)             5.875      02/01/2028             1,638,198
-----------------------------------------------------------------------------------------------------
  18,000,000  MTA Service Contract, Series A            5.125      01/01/2029            18,713,160
-----------------------------------------------------------------------------------------------------
   9,925,000  MTA, Series A                             5.125      11/15/2031            10,322,099
-----------------------------------------------------------------------------------------------------
   2,750,000  MTA, SERIES A                             5.250      11/15/2018             3,000,635
-----------------------------------------------------------------------------------------------------
      40,000  Newport Highlands HDC                     6.100      08/01/2024                41,970
-----------------------------------------------------------------------------------------------------
   2,500,000  Niagara County IDA
              (American Ref-Fuel Company)               5.550      11/15/2024             2,608,850
-----------------------------------------------------------------------------------------------------
   7,645,000  Niagara Falls School District             5.375      06/15/2028             8,058,900
-----------------------------------------------------------------------------------------------------
     600,000  NY Counties Tobacco Trust II (TASC)       5.625      06/01/2035               614,784
-----------------------------------------------------------------------------------------------------
   4,480,000  NYC GO                                    5.000      03/15/2029             4,624,928
-----------------------------------------------------------------------------------------------------
   3,575,000  NYC GO                                    5.250      03/15/2032             3,711,207
-----------------------------------------------------------------------------------------------------
   2,500,000  NYC GO                                    5.375      12/01/2026             2,625,325
-----------------------------------------------------------------------------------------------------
       5,000  NYC GO                                    7.500      02/01/2019                 5,098
-----------------------------------------------------------------------------------------------------
   1,750,000  NYC GO                                    8.250      06/01/2007             2,147,425
-----------------------------------------------------------------------------------------------------
   5,000,000  NYC GO RIBS (1)                          10.460      08/01/2013             5,426,750
-----------------------------------------------------------------------------------------------------
   1,681,618  NYC HDC (Keith Plaza)                     6.500      02/15/2018             1,768,894
-----------------------------------------------------------------------------------------------------
   2,554,803  NYC HDC (Seaview Towers)                  6.500      01/15/2018             2,687,398
-----------------------------------------------------------------------------------------------------
     100,000  NYC Health & Hospital Corp.               5.375      02/15/2026               101,874
-----------------------------------------------------------------------------------------------------
   1,920,000  NYC Health & Hospital Corp.               5.450      02/15/2026             1,967,021
-----------------------------------------------------------------------------------------------------
  12,500,000  NYC Health & Hospital Corp.(1)            9.610      02/15/2023            13,093,875
-----------------------------------------------------------------------------------------------------
   5,000,000  NYC IDA (American Airlines)               8.500      08/01/2028             3,744,550
-----------------------------------------------------------------------------------------------------
   1,500,000  NYC IDA (American Council of
              Learned Societies)                        5.250      07/01/2027             1,551,135
-----------------------------------------------------------------------------------------------------
   3,500,000  NYC IDA (Brooklyn Navy Yard
              Cogeneration Partners)                    5.750      10/01/2036             3,513,335
-----------------------------------------------------------------------------------------------------
   3,965,000  NYC IDA (Community Resource
              Developmentally Disabled)                 7.500      08/01/2026             4,044,260
-----------------------------------------------------------------------------------------------------
   1,020,000  NYC IDA (Eger Harbor House)(2)            4.950      11/20/2032             1,021,693
-----------------------------------------------------------------------------------------------------
   1,000,000  NYC IDA (Eger Harbor House)(2)            5.875      05/20/2044             1,100,250
-----------------------------------------------------------------------------------------------------
   4,000,000  NYC IDA (Northwest Airlines)              6.000      06/01/2027             2,394,680
-----------------------------------------------------------------------------------------------------
     500,000  NYC IDA (Polytechnic University)          6.125      11/01/2030               523,875





10|        OPPENHEIMER NEW YORK MUNICIPAL FUND


   Principal                                                                           Market Value
      Amount                                           Coupon        Maturity            See Note 1
-----------------------------------------------------------------------------------------------------
 New York Continued
  $1,500,000  NYC IDA (Staten Island University
              Hospital)                                 6.450%     07/01/2032        $    1,538,220
-----------------------------------------------------------------------------------------------------
  16,250,000  NYC IDA (Touro College)                   6.350      06/01/2029            14,402,537
-----------------------------------------------------------------------------------------------------
   6,800,000  NYC IDA (Visy Paper)                      7.800      01/01/2016             6,894,792
-----------------------------------------------------------------------------------------------------
  13,500,000  NYC IDA (Visy Paper)                      7.950      01/01/2028            13,758,525
-----------------------------------------------------------------------------------------------------
   3,000,000  NYC Municipal Water Finance Authority     5.000      06/15/2022             3,121,140
-----------------------------------------------------------------------------------------------------
   3,000,000  NYC Municipal Water Finance Authority     5.000      06/15/2032             3,092,700
-----------------------------------------------------------------------------------------------------
   3,545,000  NYC Municipal Water Finance Authority     5.125      06/15/2031             3,686,091
-----------------------------------------------------------------------------------------------------
   6,000,000  NYC Municipal Water Finance Authority     5.125      06/15/2033             6,255,960
-----------------------------------------------------------------------------------------------------
   8,000,000  NYC Municipal Water Finance Authority     5.500      06/15/2033             8,645,680
-----------------------------------------------------------------------------------------------------
   5,000,000  NYC Municipal Water Finance Authority     0.000      06/15/2020             2,252,100
-----------------------------------------------------------------------------------------------------
   5,000,000  NYC TFA, Series C                         5.250      02/15/2018             5,449,700
-----------------------------------------------------------------------------------------------------
     370,000  NYC TFA, Series C                         5.500      11/01/2029               434,047
-----------------------------------------------------------------------------------------------------
   5,000,000  NYS DA (City University)                  5.250      07/01/2030             5,247,800
-----------------------------------------------------------------------------------------------------
  19,500,000  NYS DA (City University)                  5.375      07/01/2024            20,649,720
-----------------------------------------------------------------------------------------------------
      50,000  NYS DA (Dept. of Health)                  5.500      07/01/2025                52,738
-----------------------------------------------------------------------------------------------------
   5,750,000  NYS DA (Ithaca College)                   5.250      07/01/2026             5,996,617
-----------------------------------------------------------------------------------------------------
   2,160,000  NYS DA (Judicial Facilities Lease)        7.375      07/01/2016             2,795,105
-----------------------------------------------------------------------------------------------------
     235,000  NYS DA (Judicial Facilities Lease)        7.375      07/01/2016               304,097
-----------------------------------------------------------------------------------------------------
   1,500,000  NYS DA (Lenox Hill Hospital
              Obligated Group)                          5.500      07/01/2030             1,567,215
-----------------------------------------------------------------------------------------------------
  10,000,000  NYS DA (MSH/NYU Hospital
              Center/HJDOI Obligated Group)             6.500      07/01/2025            10,920,400
-----------------------------------------------------------------------------------------------------
   2,230,000  NYS DA (Rockefeller University)           5.000      07/01/2032             2,321,564
-----------------------------------------------------------------------------------------------------
      35,000  NYS DA (St. Joseph's Hospital Health
              Center)                                   5.250      07/01/2018                37,211
-----------------------------------------------------------------------------------------------------
      95,000  NYS DA (St. Vincent's Hospital
              and Medical Center)                       7.375      08/01/2011                96,386
-----------------------------------------------------------------------------------------------------
  23,090,000  NYS DA (State University
              Educational Facilities)                   5.250      05/15/2015            26,484,230
-----------------------------------------------------------------------------------------------------
   2,510,000  NYS DA (State University
              Educational Facilities)                   5.250      05/15/2021             2,811,602
-----------------------------------------------------------------------------------------------------
     500,000  NYS DA (Teachers College)                 5.000      07/01/2032               517,730
-----------------------------------------------------------------------------------------------------
   5,000,000  NYS DA (Upstate Community College)        5.000      07/01/2028             5,166,100
-----------------------------------------------------------------------------------------------------
   3,000,000  NYS EFC (NYC Municipal Water)             5.000      06/15/2027             3,108,360
-----------------------------------------------------------------------------------------------------
      85,000  NYS EFC (NYS Water Services)              6.600      09/15/2012                87,040
-----------------------------------------------------------------------------------------------------
      20,000  NYS EFC (NYS Water Services)              7.200      03/15/2011                20,091
-----------------------------------------------------------------------------------------------------
   3,000,000  NYS ERDA (Brooklyn Union Gas) RIBS(1)     9.515      07/08/2026             3,140,340
-----------------------------------------------------------------------------------------------------
   6,000,000  NYS ERDA (Brooklyn Union Gas) RIBS(1)    11.997      07/01/2026             7,620,420
-----------------------------------------------------------------------------------------------------
     350,000  NYS HFA (Multifamily Hsg.)                7.050      08/15/2024               357,465
-----------------------------------------------------------------------------------------------------
   6,085,000  NYS HFA RITES(1,3)                       10.326      11/01/2015             7,346,786
-----------------------------------------------------------------------------------------------------
     500,000  NYS LGAC, Series E                        5.000      04/01/2021               541,345
-----------------------------------------------------------------------------------------------------
      45,000  NYS Medcare (Hospital & Nursing Home)     5.400      08/15/2033                46,021
-----------------------------------------------------------------------------------------------------
   2,800,000  NYS Medcare (Long Term Health Care)       6.400      11/01/2014             2,867,144
-----------------------------------------------------------------------------------------------------
   3,000,000  NYS Thruway Authority                     5.375      04/01/2017             3,354,900





11|    OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued


   Principal                                                                           Market Value
      Amount                                           Coupon        Maturity            See Note 1
-----------------------------------------------------------------------------------------------------
 New York Continued
  $1,000,000  NYS UDC (Correctional Facilities)         5.250%     01/01/2021       $     1,028,020
-----------------------------------------------------------------------------------------------------
   3,000,000  NYS UDC (Personal Income Tax)             5.125      03/15/2027             3,120,810
-----------------------------------------------------------------------------------------------------
  16,500,000  Onondaga County IDA (Coltec Industries)   7.000      05/01/2015            13,082,025
-----------------------------------------------------------------------------------------------------
   2,500,000  Onondaga County IDA (Solvay Paperboard)   6.800      11/01/2014             2,602,950
-----------------------------------------------------------------------------------------------------
  13,300,000  Onondaga County IDA (Solvay Paperboard)   7.000      11/01/2030            14,042,938
-----------------------------------------------------------------------------------------------------
   1,500,000  Otsego County IDA (Hartwick College)      5.900      07/01/2022             1,563,300
-----------------------------------------------------------------------------------------------------
   8,110,000  Port Authority NY/NJ (Delta Air Lines)    6.950      06/01/2008             7,828,177
-----------------------------------------------------------------------------------------------------
     250,000  Port Authority NY/NJ, 78th Series         6.500      04/15/2011               253,413
-----------------------------------------------------------------------------------------------------
   1,390,000  Rensselaer County Tobacco
              Asset Securitization Corp.                5.625      06/01/2035             1,424,250
-----------------------------------------------------------------------------------------------------
   2,000,000  Rensselaer County Tobacco
              Asset Securitization Corp.                5.750      06/01/2043             2,060,380
-----------------------------------------------------------------------------------------------------
   3,150,000  Rockland County Tobacco
              Asset Securitization Corp.                5.750      08/15/2043             3,246,674
-----------------------------------------------------------------------------------------------------
  10,000,000  SONYMA, Series 29 RITES(1)                8.728      10/01/2024            10,297,800
-----------------------------------------------------------------------------------------------------
      20,000  SONYMA, Series 82                         5.650      04/01/2030                20,892
-----------------------------------------------------------------------------------------------------
     100,000  Suffolk County IDA (Dowling College)      6.625      06/01/2024                87,183
-----------------------------------------------------------------------------------------------------
  10,250,000  Triborough Bridge & Tunnel Authority(2)   5.000      11/15/2027            10,616,130
-----------------------------------------------------------------------------------------------------
  14,100,000  Triborough Bridge & Tunnel Authority(2)   5.000      11/15/2032            14,592,090
-----------------------------------------------------------------------------------------------------
  18,205,000  Triborough Bridge & Tunnel Authority(2)   5.125      11/15/2029            19,038,243
-----------------------------------------------------------------------------------------------------
  10,000,000  Triborough Bridge & Tunnel
              Authority RITES(1,2,3)                    5.000      11/15/2032            11,429,200
-----------------------------------------------------------------------------------------------------
     175,000  TSASC, Inc. (TFABs)                       5.500      07/15/2024               177,966
-----------------------------------------------------------------------------------------------------
  85,650,000  TSASC, Inc. (TFABs)(2)                    5.750      07/15/2032            88,590,365
-----------------------------------------------------------------------------------------------------
   9,750,000  TSASC, Inc. (TFABs)                       6.250      07/15/2034            10,429,088
-----------------------------------------------------------------------------------------------------
     580,000  Utica GO                                  6.000      01/15/2006               616,047
-----------------------------------------------------------------------------------------------------
     560,000  UTICA GO                                  6.250      01/15/2007               603,585
-----------------------------------------------------------------------------------------------------
   3,000,000  Utica IDA (Utica College Civic Facility)  5.750      08/01/2028             2,788,740
-----------------------------------------------------------------------------------------------------
   1,250,000  Utica IDA (Utica College Civic Facility)  6.750      12/01/2021             1,274,888
-----------------------------------------------------------------------------------------------------
   2,000,000  Westchester County IDA
              (Rippowam-Cisqua School)                  5.750      06/01/2029             2,068,760
                                                                                       --------------
                                                                                        536,031,923

-----------------------------------------------------------------------------------------------------
   U.S. Possessions--12.8%
   8,375,000  Guam GO, Series A                         5.400      11/15/2018             8,185,055
-----------------------------------------------------------------------------------------------------
   1,085,000  Guam GO, Series A                         6.000      09/01/2006             1,085,293
-----------------------------------------------------------------------------------------------------
   5,250,000  Guam Power Authority, Series A            5.125      10/01/2029             5,489,295
-----------------------------------------------------------------------------------------------------
  10,000,000  Guam Power Authority, Series A            5.250      10/01/2034            10,500,000
-----------------------------------------------------------------------------------------------------
   1,050,000  Puerto Rico Aqueduct & Sewer Authority   10.250      07/01/2009             1,346,205
-----------------------------------------------------------------------------------------------------
  24,000,000  Puerto Rico Electric Power Authority      0.000      07/01/2017            13,111,920
-----------------------------------------------------------------------------------------------------
   9,000,000  Puerto Rico Highway &
              Transportation Authority RITES(1)         8.901      07/01/2010             9,768,330





12|     OPPENHEIMER NEW YORK MUNICIPAL FUND


   Principal                                                                           Market Value
      Amount                                           Coupon        Maturity            See Note 1
-----------------------------------------------------------------------------------------------------
 U.S. Possessions Continued
  $3,720,000  Puerto Rico Highway &
              Transportation Authority, Series D        5.250%     07/01/2038          $  3,927,501
-----------------------------------------------------------------------------------------------------
     680,000  Puerto Rico Infrastructure                7.750      07/01/2008               695,436
-----------------------------------------------------------------------------------------------------
      25,000  Puerto Rico Infrastructure                7.900      07/01/2007                25,545
-----------------------------------------------------------------------------------------------------
   9,025,000  Puerto Rico ITEMECF (Congeneration
              Facilities)                               6.625      06/01/2026             9,438,255
-----------------------------------------------------------------------------------------------------
   9,285,000  Puerto Rico Port Authority (American
              Airlines)                                 6.250      06/01/2026             5,480,750
-----------------------------------------------------------------------------------------------------
   3,950,000  Puerto Rico Public Finance Corp.,
              Series E                                  5.500      08/01/2029             4,271,609
-----------------------------------------------------------------------------------------------------
   1,485,000  V.I. Public Finance Authority             5.500      10/01/2022             1,519,229
                                                                                      ---------------
                                                                                         74,844,423

-----------------------------------------------------------------------------------------------------
   Total Investments, at Value (Cost $576,297,287)                      104.0%          610,876,346
-----------------------------------------------------------------------------------------------------
   Liabilities in Excess of Other Assets                                 (4.0)          (23,251,825)
                                                                    ---------------------------------
   Net Assets                                                           100.0%         $587,624,521
                                                                    =================================





13|      OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued


Footnotes to Statement of Investments
To simplify the listings of securities, abbreviations are used per the table below:

DA          Dormitory Authority
EFC         Environmental Facilities Corp.
ERDA        Energy Research and Development Authority
GO          General Obligation
HDC         Housing Development Corp.
HFA         Housing Finance Agency
HJDOI       Hospital for Joint Diseases OrthopaedicInstitute
IDA         Industrial Development Agency
ITEMECF     Industrial, Tourist, Educational, Medical and Environmental
            Community Facilities
L.I.        Long Island
LGAC        Local Government Assistance Corp.
MSH/NYU     Mount Sinai Hospital/New York University
MTA         Metropolitan Transportation Authority
NY/NJ       New York/New Jersey
NYC         New York City
NYS         New York State
RIBS        Residual Interest Bonds
RITES       Residual Interest Tax Exempt Security
SONYMA      State of New York Mortgage Agency
TASC        Tobacco Settlement Asset-Backed Bonds
TFA         Transitional Finance Authority
TFABs       Tobacco Flexible Amortization Bonds
UDC         Urban Development Corp.
V.I.        United States Virgin Islands


1. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of Notes to Financial Statements.
2. When-issued security to be delivered and settled after September 30, 2002.
3. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

 Industry                               Market Value          Percent
---------------------------------------------------------------------
 Tobacco                              $  106,645,490            17.5%
 Highways/Railways                       104,762,288            17.1
 Higher Education                         91,387,021            15.0
 Electric Utilities                       55,764,823             9.1
 Paper, Containers & Packaging            37,299,205             6.1
 Hospital/Health Care                     32,288,105             5.3
 Water Utilities                          26,496,031             4.3
 General Obligation                       24,405,785             4.0
 Sales Tax Revenue                        20,248,602             3.3
 Airlines                                 19,448,157             3.2
 Not-for-Profit Organization              17,642,000             2.9
 Resource Recovery                        15,690,875             2.6
 Multifamily Housing                      13,896,693             2.3
 Municipal Leases                         12,186,122             2.0
 Single Family Housing                    10,318,692             1.7
 Gas Utilities                             7,620,420             1.2
 Sewer Utilities                           5,119,336             0.8
 Pollution Control                         3,140,340             0.5
 Marine/Aviation Facilities                2,375,356             0.4
 Education                                 2,068,760             0.3
 Adult Living Facilities                   1,638,198             0.3
 Special Assessment                          434,047             0.1
                                        -----------------------------
 Total                                  $610,876,346           100.0%
                                        =============================



See accompanying Notes to Financial Statements.



14|     OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2002

-----------------------------------------------------------------------------------
 Assets
 Investments, at value (cost $576,297,287)--see accompanying
 statement                                                            $610,876,346
-----------------------------------------------------------------------------------
 Cash                                                                   14,870,407
-----------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                       65,807,700
 Interest                                                                8,648,264
 Shares of beneficial interest sold                                      1,884,469
 Other                                                                       4,709
                                                                      -------------
 Total assets                                                          702,091,895

-----------------------------------------------------------------------------------
 Liabilities
 Payables and other liabilities:
 Investments purchased (including $102,191,694 purchased on a
 when-issued basis)                                                    111,643,747
 Dividends                                                               1,724,202
 Shares of beneficial interest redeemed                                    498,983
 Distribution and service plan fees                                        344,988
 Trustees' compensation                                                    122,901
 Transfer and shareholder servicing agent fees                              58,361
 Shareholder reports                                                        32,971
 Other                                                                      41,221
                                                                      -------------
 Total liabilities                                                     114,467,374

-----------------------------------------------------------------------------------
 Net Assets                                                           $587,624,521
                                                                      =============

-----------------------------------------------------------------------------------
 Composition of Net Assets
 Par value of shares of beneficial interest                           $     46,083
-----------------------------------------------------------------------------------
 Additional paid-in capital                                            561,480,581
-----------------------------------------------------------------------------------
 Undistributed net investment income                                       942,326
-----------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions               (9,423,528)
-----------------------------------------------------------------------------------
 Net unrealized appreciation on investments                             34,579,059
                                                                      -------------
 Net Assets                                                           $587,624,521
                                                                      =============



15|       OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued
--------------------------------------------------------------------------------


Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on
net assets of $536,125,598 and 42,045,401 shares of
beneficial interest outstanding)                                         $12.75
Maximum offering price per share (net asset value plus sales
charge of 4.75% of offering price)                                       $13.39
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price per
 share (based on net assets of $40,895,795 and 3,206,262
 shares of beneficial interest outstanding)                              $12.75
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price per
 share (based on net assets of $10,603,128 and 831,376
 shares of beneficial interest outstanding)                              $12.75


 See accompanying Notes to Financial Statements.



16|       OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2002

-------------------------------------------------------------------------------
 Investment Income
 Interest                                                         $36,493,427


-------------------------------------------------------------------------------
 Expenses
 Management fees                                                    3,095,247
-------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                            1,230,434
 Class B                                                              420,366
 Class C                                                               91,764
-------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                              417,881
 Class B                                                               32,919
 Class C                                                                7,336
-------------------------------------------------------------------------------
 Shareholder reports                                                  107,946
-------------------------------------------------------------------------------
 Custodian fees and expenses                                           49,039
-------------------------------------------------------------------------------
 Trustees' compensation                                                29,393
-------------------------------------------------------------------------------
 Interest expense                                                       7,164
-------------------------------------------------------------------------------
 Other                                                                 42,770
                                                                  -------------
 Total expenses                                                     5,532,259
 Less reduction to custodian expenses                                 (13,152)
                                                                  -------------
 Net expenses                                                       5,519,107

-------------------------------------------------------------------------------
 Net Investment Income                                             30,974,320



-------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)
 Net realized gain (loss) on:
 Investments                                                        6,002,659
 Closing of futures contracts                                      (1,481,400)
                                                                  -------------
 Net realized gain                                                  4,521,259
-------------------------------------------------------------------------------
 Net change in unrealized depreciation on investments              (1,793,435)
                                                                  -------------
 Net realized and unrealized gain                                   2,727,824

-------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting From Operations             $33,702,144
                                                                  =============



 See accompanying Notes to Financial Statements.



17|       OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


 Year Ended September 30,                                       2002          2001
------------------------------------------------------------------------------------
 Operations
 Net investment income                                  $ 30,974,320  $ 30,414,511
------------------------------------------------------------------------------------
 Net realized gain (loss)                                  4,521,259    (1,094,870)
------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)     (1,793,435)   24,433,244
                                                        ----------------------------
 Net increase in net assets resulting from operations     33,702,144    53,752,885

------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders
 Dividends from net investment income:
 Class A                                                 (27,928,216)  (27,229,112)
 Class B                                                  (1,907,404)   (2,104,850)
 Class C                                                    (416,916)     (304,545)

------------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                   2,465,308      (645,404)
 Class B                                                  (5,695,177)   (5,275,052)
 Class C                                                   2,266,607     2,030,767

------------------------------------------------------------------------------------
 Net Assets
 Total increase                                            2,486,346    20,224,689
------------------------------------------------------------------------------------
 Beginning of period                                     585,138,175   564,913,486
                                                        ----------------------------
 End of period [including undistributed net investment
 income of $942,326 and $220,542, respectively]         $587,624,521  $585,138,175
                                                        ============================


 See accompanying Notes to Financial Statements.






18|        OPPENHEIMER NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

 Class A     Year Ended September 30,                            2002      2001      2000      1999      1998
-----------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                         $ 12.67   $ 12.15   $ 12.24   $ 13.17   $ 12.79
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                            .68       .67       .64       .64       .64
 Net realized and unrealized gain (loss)                          .06       .50      (.09)     (.94)      .40
                                                              ---------------------------------------------------
 Total from investment operations                                 .74      1.17       .55      (.30)     1.04
-----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                            (.66)     (.65)     (.64)     (.63)     (.66)
 Distributions from net realized gain                              --        --        --(1)     --        --
                                                              ---------------------------------------------------
 Total dividends and/or
 distributions to shareholders                                   (.66)     (.65)     (.64)     (.63)     (.66)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $12.75    $12.67    $12.15    $12.24    $13.17
                                                              ===================================================

-----------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(2)                             6.11%     9.77%     4.78%    (2.36)%    8.36%

-----------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                    $536,126  $530,464  $509,288  $575,254  $609,183
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $525,519  $526,333  $529,839  $603,604  $621,555
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                           5.44%     5.30%     5.45%     5.04%     4.96%
 Expenses                                                        0.89%     0.84%     0.89%     0.88%     0.87%(4)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                           73%       10%       26%       18%       25%


1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.




19|       OPPENHEIMER NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

 Class B     Year Ended September 30,                            2002      2001      2000      1999      1998
----------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                          $12.68    $12.16    $12.25    $13.18    $12.79
----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                            .58       .56       .53       .54       .55
 Net realized and unrealized gain (loss)                          .06       .51      (.07)     (.94)      .41
                                                              --------------------------------------------------
 Total from investment operations                                 .64      1.07       .46      (.40)      .96
----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                            (.57)     (.55)     (.55)     (.53)     (.57)
 Distributions from net realized gain                              --        --        --(1)     --        --
                                                              --------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                                 (.57)     (.55)     (.55)     (.53)     (.57)
----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $12.75    $12.68    $12.16    $12.25    $13.18
                                                              ==================================================

----------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(2)                             5.22%     8.94%     3.98%    (3.11)%    7.62%

----------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                     $40,896   $46,422   $49,671   $78,526  $107,021
----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                            $42,021   $48,115   $60,299   $98,597  $106,130
----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                           4.67%     4.53%    4.68%     4.25%     4.21%
 Expenses                                                        1.66%     1.61%    1.67%     1.65%     1.63%(4)
----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                           73%       10%      26%       18%       25%


1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



20|       OPPENHEIMER NEW YORK MUNICIPAL FUND

 Class C     Year Ended September 30,                            2002      2001      2000      1999      1998
-----------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                          $12.68    $12.15    $12.24    $13.17    $12.79
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                            .57       .56       .56       .56       .47
 Net realized and unrealized gain (loss)                          .07       .52      (.10)     (.96)      .48
                                                              ---------------------------------------------------
 Total from investment operations                                 .64      1.08       .46      (.40)      .95
-----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                            (.57)     (.55)     (.55)     (.53)     (.57)
 Distributions from net realized gain                              --        --        --(1)     --        --
                                                              ---------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                                 (.57)     (.55)     (.55)     (.53)     (.57)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $12.75    $12.68    $12.15    $12.24    $13.17
                                                              ===================================================

-----------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(2)                             5.22%     9.03%     3.97%    (3.11)%    7.54%

-----------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                     $10,603    $8,251    $5,954    $6,450    $6,168
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                            $ 9,183    $6,979    $6,121    $6,622    $5,420
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                           4.66%     4.51%     4.68%     4.26%     4.30%
 Expenses                                                        1.66%     1.61%     1.66%     1.65%     1.63%(4)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                           73%       10%       26%       18%       25%

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.





21|      OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. Significant Accounting Policies

 Oppenheimer New York Municipal Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek the maximum current income exempt from federal, New York State and New York City income taxes for individual investors consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Securities Purchased on a When-Issued (or Forward Commitment) Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. As of September 30, 2002, the Fund had entered into when-issued purchase commitments (or forward commitments) of $102,191,694.





22|      OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
 Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $68,123,501 as of September 30, 2002. Including the effect of leverage, inverse floaters represent 12.17% of the Fund's total assets as of September 30, 2002.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

 As of September 30, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

                             Expiring
                             -----------------------
                             2009         $4,697,013
--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 2002, the Fund's projected benefit obligations were increased by $13,072 and payments of $12,454 were made to retired trustees, resulting in an accumulated liability of $117,227 as of September 30, 2002.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.



23|        OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued

 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. The tax character of distributions paid during the years ended September 30, 2002 and September 30, 2001 was as follows:

                                           Year Ended         Year Ended
                                   September 30, 2002 September 30, 2001
                 -------------------------------------------------------
                 Distributions paid from:
                 Ordinary income          $30,252,536       $29,638,507
                 Long-term capital gain            --                --
                 Return of capital                 --                --
                                          -----------------------------
                 Total                    $30,252,536       $29,638,507
                                          =============================

 As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:


                 Undistributed net investment income $   942,326
                 Accumulated net realized loss        (9,423,528)
                 Net unrealized appreciation          34,579,059
                                                     -----------
                 Total                               $26,097,857
                                                     ===========
--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



24|      OPPENHEIMER NEW YORK MUNICIPAL FUND

================================================================================
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                       Year Ended September 30, 2002   Year Ended September 30, 2001
                                Shares        Amount           Shares         Amount
-------------------------------------------------------------------------------------
 Class A
 Sold                        3,479,772   $43,555,176        5,312,385    $66,617,258
 Dividends and/or
 distributions reinvested    1,461,383    18,313,181        1,412,094     17,725,446
 Redeemed                   (4,747,937)  (59,403,049)      (6,776,133)   (84,988,108)
                            ---------------------------------------------------------
 Net increase (decrease)       193,218   $ 2,465,308          (51,654)   $  (645,404)
                            =========================================================

-------------------------------------------------------------------------------------
 Class B
 Sold                          730,570   $ 9,150,679          909,671    $11,425,012
 Dividends and/or
 distributions reinvested       99,794     1,251,055          107,029      1,343,416
 Redeemed                   (1,285,667)  (16,096,911)      (1,441,180)   (18,043,480)
                            ---------------------------------------------------------
 Net decrease                 (455,303)  $(5,695,177)        (424,480)   $(5,275,052)
                            =========================================================

-------------------------------------------------------------------------------------
 Class C
 Sold                          278,896   $ 3,497,987          255,501    $ 3,210,842
 Dividends and/or
 distributions reinvested       21,696       271,877           15,294        192,258
 Redeemed                     (120,092)   (1,503,257)        (109,732)    (1,372,333)
                            ---------------------------------------------------------
 Net increase                  180,500   $ 2,266,607          161,063    $ 2,030,767
                            =========================================================

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2002, were $444,668,426 and $418,216,525, respectively.

 As of September 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $581,023,808 was composed of:

                     Gross unrealized appreciation   $ 39,777,265
                     Gross unrealized depreciation     (9,924,727)
                                                     ------------
                     Net unrealized appreciation     $ 29,852,538
                                                     ============

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.



25|       OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates

 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $22.50 per account fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                               Aggregate       Class A    Concessions      Concessions     Concessions
                               Front-End     Front-End     on Class A       on Class B      on Class C
                           Sales Charges Sales Charges         Shares           Shares          Shares
                              on Class A   Retained by    Advanced by      Advanced by     Advanced by
 Year Ended                       Shares   Distributor Distributor(1)   Distributor(1)  Distributor(1)
-------------------------------------------------------------------------------------------------------
 September 30, 2002             $518,402      $112,880         $2,026         $281,132         $26,138

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                             Class A                   Class B                  Class C
                 Contingent Deferred       Contingent Deferred      Contingent Deferred
                       Sales Charges             Sales Charges            Sales Charges
 Year Ended  Retained by Distributor   Retained by Distributor  Retained by Distributor
---------------------------------------------------------------------------------------
 September 30, 2002              $--                  $109,114                   $1,825

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended September 30, 2002, payments under the Class A Plan totaled $1,230,434, all of which were paid by the Distributor to recipients, and included $19,916 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.



26|      OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended September 30, 2002, were as follows:

                                                                  Distributor's
                                                   Distributor's      Aggregate
                                                       Aggregate   Unreimbursed
                                                    Unreimbursed  Expenses as %
                  Total Payments  Amount Retained       Expenses  of Net Assets
                      Under Plan   by Distributor     Under Plan       of Class
-------------------------------------------------------------------------------
 Class B Plan           $420,366         $332,690     $1,559,737          3.81%
 Class C Plan             91,764           29,737        166,912          1.57



-------------------------------------------------------------------------------
 5. Futures Contracts

 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.



27|      OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

-------------------------------------------------------------------------------
 6. Illiquid Securities

 As of September 30, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of September 30, 2002 was $18,775,986, which represents 3.20% of the Fund's net assets.
-------------------------------------------------------------------------------
 7. Bank Borrowings

 The Fund may borrow up to 33 1/3% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Effective August 15, 2002, the Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $250 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
    The Fund had no borrowings outstanding at September 30, 2002. For the year ended September 30, 2002, the average monthly loan balance was $282,357 at an average interest rate of 2.429%. The Fund had gross borrowings and gross loan repayments of $15,600,000 and $15,600,000, respectively, during the year ended September 30, 2002. The maximum amount of borrowings outstanding at any month-end was $4,200,000. The Fund paid $150 in commitment fees during the year ended September 30, 2002.



28|      OPPENHEIMER NEW YORK MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 The Board of Trustees and Shareholders of
 Oppenheimer New York Municipal Fund:

 We have audited the accompanying statement of assets and liabilities of Oppenheimer New York Municipal Fund, including the statement of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New York Municipal Fund as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




 KPMG LLP

 Denver, Colorado
 October 21, 2002


29|        OPPENHEIMER NEW YORK MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    None of the dividends paid by the Fund during the year ended September 30, 2002 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


30|        OPPENHEIMER NEW YORK MUNICIPAL FUND

SHAREHOLDER MEETING Unaudited

-------------------------------------------------------------------------------
 On August 15, 2002, a special shareholder meeting was held at which all of the nominated Trustees were elected and all proposals were approved by shareholders as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:
--------------------------------------------------------------------------------
 Proposal No. 1
 The eleven persons named below to serve as Trustee of the Fund until their successors are elected and shall qualify:

 Nominee                               For          Withheld               Total
--------------------------------------------------------------------------------
 Leon Levy                  24,413,378.675       936,683.305      25,350,061.980
 Donald W. Spiro            24,439,688.971       910,373.009      25,350,061.980
 John V. Murphy             24,484,936.409       865,125.571      25,350,061.980
 Robert G. Galli            24,480,783.459       869,278.521      25,350,061.980
 Phillip A. Griffiths       24,490,256.203       859,805.777      25,350,061.980
 Benjamin Lipstein          24,414,400.810       935,661.170      25,350,061.980
 Elizabeth B. Moynihan      24,452,845.941       897,216.039      25,350,061.980
 Kenneth A. Randall         24,470,066.870       879,995.110      25,350,061.980
 Edward V. Regan            24,473,833.896       876,228.084      25,350,061.980
 Russell S. Reynolds, Jr.   24,464,071.400       885,990.580      25,350,061.980
 Clayton K. Yeutter         24,434,321.099       915,740.881      25,350,061.980

                                                                        Broker
                   For              Against           Abstain         Non-votes            Total
---------------------------------------------------------------------------------------------------
 Proposal No. 2
 2(a). Eliminate the Fund's fundamental investment policy with respect to purchasing securities on margin:
        17,703,167.206        2,880,601.593     1,729,938.181     3,036,355.000   25,350,061.980

 2(b). Amend the Fund's fundamental investment policy with respect to making short sales:
        17,804,765.556        2,669,129.722     1,839,811.702     3,036,355.000   25,350,061.980

 2(c). Amend the Fund's fundamental investment policy with respect to purchasing securities of issuers in which officers or trustees have interest:
        17,461,512.342        3,064,717.012     1,787,477.626     3,036,355.000   25,350,061.980

 2(d). Amend the Fund's fundamental investment policy with respect to investing in other investment companies:
        18,648,639.189        1,699,926.530     1,965,141.261     3,036,355.000   25,350,061.980

 2(e). Amend the Fund's fundamental investment policy with respect to borrowing:
        17,594,378.420        2,753,117.668     1,966,210.892     3,036,355.000   25,350,061.980

 2(f). Amend the Fund's fundamental investment policy with respect to pledging, mortgaging or hypothecating assets:
        17,729,119.981        2,539,915.109     2,044,671.890     3,036,355.000   25,350,061.980

 2(g). Amend the Fund's fundamental investment policy with respect to lending:
        18,325,383.217        2,035,390.430     1,952,933.333     3,036,355.000   25,350,061.980

 2(h). Amend the Fund's fundamental investment policy with respect to investing in real estate:
        19,250,436.871        1,361,194.102     1,702,072.007     3,036,359.000   25,350,061.980

 2(i). Amend the Fund's fundamental investment policy with respect to industry concentration:
        18,515,774.967        1,658,671.270     2,139,260.743     3,036,355.000   25,350,061.980

---------------------------------------------------------------------------------------------------
 Proposal No. 3
 Approval of authorizing the Fund's Trustees to adopt an Amended and Restated Declaration of Trust:
 3(a). Future amendments of the Declaration of Trust:
        18,603,595.680        1,415,075.395     2,295,035.905     3,036,355.000   25,350,061.980

 3(b). Reorganization of the Trust or its series or class:
        18,457,350.267        1,514,979.552     2,341,377.161     3,036,355.000   25,350,061.980

 3(c). Involuntary redemptions:
        17,974,130.366        1,892,871.568     2,446,705.046     3,036,355.000   25,350,061.980

 3(d). Other changes under the new Declaration of Trust:
        18,257,526.391        1,549,787.996     2,506,392.593     3,036,355.000   25,350,061.980



31|      OPPENHEIMER NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------
Name, Address, Age,            Principal Occupation(s) During Past 5 Years
Position(s) Held With Fund     / Other Trusteeships/Directorships Held by
and Length of Service          Trustee / Number of Portfolios in Fund
                               Complex Currently Overseen by Trustee

INDEPENDENT                    The address of each Trustee in the chart
TRUSTEES                       below is 6803 S. Tucson Way, Centennial, CO
                               80112-3924. Each Trustee serves for an
                               indefinite term, until his or her
                               resignation, retirement, death or removal.

Leon Levy, Chairman of         General Partner (since 1982) of Odyssey
the Board of Trustees,         Partners, L.P. (investment partnership) and
Trustee (since 1986)           Chairman of the Board (since 1981) of Avatar
Age: 77                        Holdings, Inc. (real estate development).
                               Oversees 31 portfolios in the OppenheimerFunds complex.

Robert G. Galli,               A trustee or director of other Oppenheimer
Trustee (since 1993)           funds. Formerly Vice Chairman (October
Age: 69                        1995-December 1997) of OppenheimerFunds, Inc.
                               (the Manager). Oversees 41 portfolios in the
                               OppenheimerFunds complex.

Phillip A. Griffiths,          The Director (since 1991) of the Institute for
Trustee (since 1999)           Advanced Study, Princeton, N.J., director
Age: 64                        (since 2001) of GSI Lumonics and a member of
                               the National Academy of Sciences (since 1979);
                               formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke
                               University, a director of Research Triangle
                               Institute, Raleigh, N.C., and a Professor of
                               Mathematics at Harvard University. Oversees 31 portfolios in the OppenheimerFunds complex.

Benjamin Lipstein,             Professor Emeritus of Marketing, Stern Graduate
Trustee (since 1986)           School of Business Administration, New York
Age: 79                        University. Oversees 31 portfolios in the
                               OppenheimerFunds complex.

Joel W. Motley,                Director (January 2002-present), Columbia
Trustee (since                 Equity Financial Corp. (privately-held
October 10, 2002)              financial adviser); Managing Director (January
Age: 50                        2002-present), Carmona Motley Inc.
                               (privately-held financial adviser); Formerly he held the following positions: Managing Director
                               (January 1998-December 2001), Carmona Motley
                               Hoffman Inc. (privately-held financial
                               adviser); Managing Director (January 1992-
                               December 1997), Carmona Motley & Co.
                               (privately-held financial adviser). Oversees 31 portfolios in the OppenheimerFunds complex.

Elizabeth B. Moynihan,         Author and architectural historian; a trustee
Trustee (since 1992)           of the Freer Gallery of Art and Arthur M.
Age: 73                        Sackler Gallery (Smithsonian Institute),
                               Trustees Council of the National Building
                               Museum; a member of the Trustees Council, Preservation League of New York State. Oversees
                               31 portfolios in the OppenheimerFunds complex.

Kenneth A. Randall,            A director of Dominion Resources, Inc.
Trustee (since 1986)           (electric utility holding company) and Prime
Age: 75                        Retail, Inc. (real estate investment trust);
                               formerly a director of Dominion Energy, Inc.
                               (electric power and oil & gas producer), President and Chief Executive Officer of The
                               Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American
                               Motorists Insurance Company and American
                               Manufacturers Mutual Insurance Company.
                               Oversees 31 portfolios in the OppenheimerFunds complex.



32|     OPPENHEIMER NEW YORK MUNICIPAL FUND

Edward V. Regan,               President, Baruch College, CUNY; a director of
Trustee (since 1993)           RBAsset (real estate manager); a director of
Age: 72                        OffitBank; formerly Trustee, Financial
                               Accounting Foundation (FASB and GASB), Senior
                               Fellow of Jerome Levy Economics Institute, Bard
                               College, Chairman of Municipal Assistance
                               Corporation for the City of New York, New York
                               State Comptroller and Trustee of New York State and Local Retirement Fund. Oversees 31 investment companies in the OppenheimerFunds complex.

Russell S. Reynolds, Jr.,      Chairman (since 1993) of The Directorship
Trustee (since 1989)           Search Group, Inc. (corporate governance
Age: 70                        consulting and executive recruiting); a life
                               trustee of International House (non-profit educational organization), and a trustee (since
                               1996) of the Greenwich Historical Society.
                               Oversees 31 portfolios in the OppenheimerFunds complex.

Donald W. Spiro,               Chairman Emeritus (since January 1991) of the
Vice Chairman of the           Manager. Formerly a director (January
Board of Trustees,             1969-August 1999) of the Manager. Oversees 31
Trustee (since 1986)           portfolios in the OppenheimerFunds complex.
Age: 76

Clayton K. Yeutter,            Of Counsel (since 1993), Hogan & Hartson (a law
Trustee (since 1991)           firm). Other directorships: Caterpillar, Inc.
Age: 71                        (since 1993) and Weyerhaeuser Co. (since 1999).
                               Oversees 31 portfolios in the OppenheimerFunds complex.

===============================================================================
INTERESTED TRUSTEE             The address of Mr. Murphy in the chart below is
AND OFFICER                    498 Seventh Avenue, New York, NY 10018. Mr.
                               Murphy serves for an indefinite term, until his resignation, death or removal.

John V. Murphy,                Chairman, Chief Executive Officer and director
President and Trustee          (since June 2001) and President (since
(since October 2001)           September 2000) of the Manager; President and a
Age: 53                        director or trustee of other Oppenheimer funds;
                               President and a director (since July 2001) of Oppenheimer Acquisition Corp. and of
                               Oppenheimer Partnership Holdings, Inc.; a director (since November 2001) of
                               OppenheimerFunds Distributor, Inc.; Chairman and a director (since July 2001) of Shareholder
                               Services, Inc. and of Shareholder Financial
                               Services, Inc.; President and a director (since
                               July 2001) of OppenheimerFunds Legacy Program
                               (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of
                               OppenheimerFunds, Inc.: OFI Institutional Asset
                               Management, Inc. and Centennial Asset
                               Management Corporation (since November 2001),
                               HarbourView Asset Management Corporation and
                               OFI Private Investments, Inc. (since July
                               2001); President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                               Asset Management, Inc.; a director (since
                               November 2001) of Trinity Investment Management
                               Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager); Executive
                               Vice President (since February 1997) of
                               Massachusetts Mutual Life Insurance Company
                               (the Manager's parent company); a director
                               (since June 1995) of DBL Acquisition
                               Corporation; formerly, Chief Operating Officer
                               (September 2000-June 2001) of the Manager;
                               President and trustee (November 1999-November
                               2001) of MML Series Investment Fund and
                               MassMutual Institutional Funds (open-end investment companies); a director (September
                               1999-August 2000) of C.M. Life Insurance
                               Company; President, Chief Executive Officer and director (September 1999-August 2000) of MML
                               Bay State Life Insurance Company; a director
                               (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees
                               69 portfolios in the OppenheimerFunds complex.




33|     OPPENHEIMER NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS  Continued

-------------------------------------------------------------------------------
OFFICERS The address of the Officers in the chart below is as follows: Messrs. Molleur and Zack and Ms. Feld is 498 Seventh Avenue, New York, NY 10018, Messrs. Masterson, Vottiero and Wixted and
                               Mses. Bechtolt and Ives is 6803 S. Tucson Way, Centennial, CO 80112-3924, and Mr. Fielding is 350 Linden Oaks, Rochester, NY 14625. Each Officer serves for an annual term or until his or her resignation, death or removal.

Ronald H. Fielding,            Senior Vice President (since January 1996) of
Vice President (since 2002)    the Manager; Chairman of the Rochester Division
Age: 53                        of the Manager (since January 1996); prior to
                               joining the Manager in January 1996, he was President and a director of Rochester Capital
                               Advisors, Inc. (1993 - 1995), the Fund's prior investment advisor, and of Rochester Fund
                               Services, Inc. (1986 - 1995), the Fund's prior distributor; President and a trustee of Limited
                               Term New York Municipal Fund (1991 - 1995),
                               Oppenheimer Convertible Securities Fund (1986 -
                               1995) and Rochester Fund Municipals (1986 -
                               1995); President and a director of Rochester
                               Tax Managed Fund, Inc. (1982 - 1995) and of
                               Fielding Management Company, Inc. (1982 -
                               1995), an investment advisor. An officer of 9 portfolios in the OppenheimerFunds complex.

Brian W. Wixted,               Senior Vice President and Treasurer (since
Treasurer, Principal           March 1999) of the Manager; Treasurer (since
Financial and Accounting       March 1999) of HarbourView Asset Management
Officer                        Corporation, Shareholder Services, Inc.,
(since April 1999)             Oppenheimer Real Asset Management Corporation,
Age: 43                        Shareholder Financial Services, Inc.,
                               Oppenheimer Partnership Holdings, Inc., OFI
                               Private Investments, Inc. (since March 2000),
                               OppenheimerFunds International Ltd. and
                               Oppenheimer Millennium Funds plc (since May
                               2000) and OFI Institutional Asset Management,
                               Inc. (since November 2000); Treasurer and Chief
                               Financial Officer (since May 2000) of
                               Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer
                               (since March 1999) of Oppenheimer Acquisition
                               Corp. and OppenheimerFunds Legacy Program
                               (since April 2000); formerly Principal and
                               Chief Operating Officer (March 1995-March
                               1999), Bankers Trust Company-Mutual Fund
                               Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

Connie Bechtolt,               Assistant Vice President of the Manager (since
Assistant Treasurer            September 1998); formerly Manager/Fund
(since October 2002)           Accounting of the Manager (September
Age: 39                        1994-September 1998). An officer of 85
                               portfolios in the OppenheimerFunds complex.

Philip F. Vottiero,            Vice President/Fund Accounting of the Manager
Assistant Treasurer            (since March 2002); formerly Vice
(since August 27, 2002)        President/Corporate Accounting of the Manager
Age: 39                        (July 1999-March 2002) prior to which he was
                               Chief Financial Officer at Sovlink Corporation
                               (April 1996-June 1999). An officer of 72 portfolios in the OppenheimerFunds complex.

Robert G. Zack,                Senior Vice President (since May 1985) and
Vice President & Secretary     General Counsel (since February 2002) of the
(since November 1, 2001)       Manager; General Counsel and a director (since
Age: 54                        November 2001) of OppenheimerFunds Distributor,
                               Inc.; Senior Vice President and General Counsel
                               (since November 2001) of HarbourView Asset
                               Management Corporation; Vice President and a director (since November 2000) of Oppenheimer
                               Partnership Holdings, Inc.; Senior Vice
                               President, General Counsel and a director
                               (since November 2001) of Shareholder Services,
                               Inc., Shareholder Financial Services, Inc., OFI
                               Private Investments, Inc., Oppenheimer Trust
                               Company and OFI Institutional Asset Management,
                               Inc.; General Counsel (since November 2001) of
                               Centennial Asset Management Corporation; a director (since November 2001) of Oppenheimer
                               Real Asset Management, Inc.; Assistant
                               Secretary and a director (since November 2001) of OppenheimerFunds International Ltd.; Vice
                               President (since November 2001) of
                               OppenheimerFunds Legacy Program; Secretary
                               (since November 2001) of Oppenheimer
                               Acquisition Corp.; formerly Acting


34|     OPPENHEIMER NEW YORK MUNICIPAL FUND

Robert G. Zack,                General Counsel (November 2001-February 2002)
Continued                      and Associate General Counsel (May 1981-October
                               2001) of the Manager; Assistant Secretary of
                               Shareholder Services, Inc. (May 1985-November
                               2001), Shareholder Financial Services, Inc.
                               (November 1989-November 2001); OppenheimerFunds
                               International Ltd. And Oppenheimer Millennium
                               Funds plc (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.

Philip T. Masterson,           Vice President and Assistant Counsel of the
Assistant Secretary            Manager (since July 1998); formerly, an
(since August 27, 2002)        associate with Davis, Graham, & Stubbs LLP
Age: 38                        (January 1997-June 1998). An officer of 72
                               portfolios in the OppenheimerFunds complex.

Denis R. Molleur,              Vice President and Senior Counsel of the
Assistant Secretary            Manager (since July 1999); formerly a Vice
(since November 1, 2001)       President and Associate Counsel of the Manager
Age: 45                        (September 1995-July 1999). An officer of 82
                               portfolios in the OppenheimerFunds complex.

Katherine P. Feld,             Vice President and Senior Counsel (since July
Assistant Secretary            1999) of the Manager; Vice President (since
(since November 1, 2001)       June 1990) of OppenheimerFunds Distributor,
Age: 44                        Inc.; Director, Vice President and Assistant
                               Secretary (since June 1999) of Centennial Asset
                               Management Corporation; Vice President (since
                               1997) of Oppenheimer Real Asset Management,
                               Inc.; formerly Vice President and Associate
                               Counsel of the Manager (June 1990-July 1999).
                               An officer of 85 portfolios in the
                               OppenheimerFunds complex.

Kathleen T. Ives,              Vice President and Assistant Counsel (since
Assistant Secretary            June 1998) of the Manager; Vice President
(since November 1, 2001)       (since 1999) of OppenheimerFunds Distributor,
Age: 37                        Inc.; Vice President and Assistant Secretary
                               (since 1999) of Shareholder Services, Inc.;
                               Assistant Secretary (since December 2001) of
                               OppenheimerFunds Legacy Program and Shareholder
                               Financial Services, Inc.; formerly Assistant
                               Vice President and Assistant Counsel of the
                               Manager (August 1997-June 1998); Assistant
                               Counsel of the Manager (August 1994-August
                               1997). An officer of 85 portfolios in the OppenheimerFunds complex.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustee and is available without charge upon request.


Management and Other Affiliates
--------------------------------------------------------------------------------

Investment Advisor             OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Distributor                    OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
Transfer and Shareholder       OppenheimerFunds Services
Servicing Agent

--------------------------------------------------------------------------------
Independent Auditors           KPMG LLP

--------------------------------------------------------------------------------
Legal Counsel                  Mayer Brown Rowe & Maw


                               Oppenheimer funds are distributed by
                               OppenheimerFunds Distributor, Inc., 498 Seventh Avenue, New York, NY 10018

                               (C)Copyright 2002 OppenheimerFunds, Inc.
                               All rights reserved.



35|        OPPENHEIMER NEW YORK MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:
o Applications or other forms
o When you create a user ID and password for online account access
o When you enroll in eDocs Direct
o Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

Protection of Information
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

Security
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:
o Account access
o Create a user ID and profile
o User profile
o eDocs Direct, our electronic document delivery service



36|     OPPENHEIMER NEW YORK MUNICIPAL FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the Help section of www.oppenheimerfunds.com.

Emails and Encryption
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.

o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.

o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

o You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

How You Can Help
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.CALL OPP (1.800.225.5677).



37|       OPPENHEIMER NEW YORK MUNICIPAL FUND

INFORMATION AND SERVICES

--------------------------------------------------------------------------------
[COMPUTER GRAPHIC]
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Get This Report Online!
You can quickly view, download and print this report at your convenience. It's EASY, FAST, CONVENIENT, and FREE! With OppenheimerFunds eDocs Direct, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll cut down on paper mail and help reduce fund expenses!

Sign up for eDocs Direct today at
www.oppenheimerfunds.com

Internet
24-hr access to account information and transactions(1)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
PhoneLink(1) and General Information
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
Ticker Symbols
Class A: OPNYX  Class B: ONYBX  Class C: ONYCX


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


[LOGO]
OppenheimerFunds(R)
Distributor, Inc.

RA0360.001.0902     November 29, 2002